Exhibit 99.2

2Q15 Corporate and Program Highlights and Financial Results August 5, 2015

Safe Harbor This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations and financial conditions of Amicus including but not limited to preclinical and clinical development of Amicus’ candidate drug products, cash runway, and the timing and reporting of results from clinical trials evaluating Amicus’ candidate drug products. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Although Amicus believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in Amicus’ forward-looking statements due to numerous known and unknown risks and uncertainties, including the “Risk Factors” described in our Annual Report on Form 10-K for the year ended December 31, 2014. All forward-looking statements are qualified in their entirety by this cautionary statement, and Amicus undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

Agenda 2Q15 corporate and program highlights Fabry market overview Pompe global strategy overview 2Q15 financial results and FY15 guidance Summary and upcoming milestones Q&A

2Q15 Corporate and Program Highlights Galafold® (migalastat HCl) for Fabry MAA submitted and validated (EU review under accelerated assessment) Pre-NDA meeting and NDA submission on track for 2H15 in U.S. Global regulatory process initiated in additional geographies Amicus commercial team in key regions Next-generation ERT (ATB200 + chaperone) for Pompe First GMP production run successfully completed IND-enabling studies nearly complete Clinical study initiation on track for 2H15 Well-capitalized to build leading patient-centric rare disease company $361.4M cash position on 6/30 Balance sheet strengthened with $258.8M follow-on public offering in 2Q International commercial leadership team in place Successful Achievement of Multiple Corporate and Program Milestones in 2Q15

Agenda 2Q15 corporate and program highlights Fabry market overview Pompe global strategy overview 2Q15 financial results and FY15 guidance Summary and upcoming milestones Q&A

Global Regulatory Strategy Data from Phase 3 studies (011 and 012) 9 years of data in extension studies Pre-NDA meeting scheduled 3Q15 NDA submission planned 2H15 (Subpart H) MAA validated 2Q15 (Centralized Procedure) Accelerated Assessment Comparability to ERT (Study 012) MAA Submitted in Europe and NDA on Track for 2H15 in U.S. ROW regulatory path to be based on EMA and FDA submissions

Global Fabry Market Global Fabry Market Exceeded $1.1B in FY14 and Tracking Toward $2B by 2021 Fabrazyme Replagal Projected growth $M Fabry ERT sales increased 13.8% in 2014, continuing trend of double-digit annual growth1 U.S. and Western Europe KOLs expect continued market growth: “The number of diagnosed patients will increase. We keep identifying new patients, and this number is not decreasing year on year. I would not be surprised if it gets close to doubling in next 10 years.” – UK Fabry KOL 1Genzyme and Shire 10-Ks

Galafold Commercial Opportunity Attractive Commercial Opportunity with Significant Number of Patients with Amenable Mutations 5-10K diagnosed WW (51% female/49% male1) 10% annual growth in diagnosis expected to continue2 40-50% of diagnosed patients not on ERT today 30-50% with amenable mutations 1Fabry Registry 2011; 2Third Party Market Research, 2015 ERT-Treated Pts Diagnosed Untreated Patients Undiagnosed Patients = amenable mutations

Significant Underdiagnosis of Fabry Disease Index Patient 3-5 :1 Index Burton, LDN WORLD Symposium, 2012 Feb. Mechtler et al., The Lancet, 2011 Dec. Hwu et al., Hum Mutation, 2009 Jun Spada et al., Am J Human Genet., 2006 Jul Large Number of Patients Identified Through Newborn Screening Suggests Fabry Could Be One of the More Prevalent Human Genetic Diseases Newborn Screening Study # Newborns Screened # Confirmed Fabry Mutations % Amenable Burton, 2012, US 8,012 7 [1: ~1100] TBD Mechtler, 2011, Austria 34,736 9 [1: ~3,800] 100% Hwu, 2009, Taiwan 171,977 75 [1: ~2300] 75% Spada, 2006, Italy 37,104 12 [1: ~3100] 86% Historic published incidence 1:40,000 to 1:60,000 Majority Diagnosed through Newborn Screening Have Amenable Mutations

# Positive KOL Feedback

**Based on Target Product Profile, KOLs Would Use Galafold in Most Naïve and Switch Patients with Amenable Mutations with Signs and Symptoms if Approved**


Galafold preference share
New patients
Diagnosed, treated
Diagnosed, untreated
0%
100%

Note: *Includes feedback from 33 KOLs in U.S., UK, Germany, Italy, Brazil, Japan and France

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Payor Feedback Supports Reimbursement Coverage supported by clinical trial data Based on Target Product Profile, payors interviewed in all studied countries believe there is sufficient evidence to support reimbursement of Galafold Source: third party payor interviews and analysis Interviews with 20 Payors in Major Markets Suggest Broad Reimbursement and Coverage for Amenable Patients if Approved Payor, U.S: If it was priced at parity with ERT, there would be zero restrictions on its use Payor, UK: I think the level of evidence is good enough here for reimbursement, at least at [pricing] parity to ERT Additionally, assuming parity pricing to ERT, payors generally expressed high interest in including Galafold in their formulary as they believe most patients would prefer oral route of administration over infusion and more convenient route of administration

Global Pre-Commercial Activities Hiring experienced team European headquarters selected Medical outreach underway Patient advocacy ongoing Access and reimbursement Designing product experience Amicus is Building on Global Galafold Experience to Prepare for Successful Launch territories with clinical sites

Agenda 2Q15 corporate and program highlights Fabry market overview Pompe global strategy overview 2Q15 financial results and FY15 guidance Summary and upcoming milestones Q&A

Pompe Disease Overview Deficiency of GAA leading to glycogen accumulation Age of onset ranges from infancy to adulthood Symptoms include muscle weakness, respiratory failure and cardiomyopathy Respiratory and cardiac failure are leading causes of morbidity and mortality Incidence 1:28,0001 Elevated Glycogen in Muscle Severe, Fatal, Progressive Neuromuscular Disease with Significant Unmet Need Despite Availability of ERT 1Evidence Report – Newborn Screening for Pompe Disease – June 2013 – HRSA.gov

Amicus Biologics Platform Technologies Activity/ Stability Tolerability / Immunogenicity Uptake/ Targeting Multiple Complementary Amicus Platform Technologies With Potential to Address The Challenges with Existing ERTs Today Uniquely Engineered rhGAA Optimized M6P & Carbohydrates

Amicus Biologics Capabilities Master cell banking in 2013 Cell line scaled to 250 L in 2014 First GMP batch completed 2Q15 Additional GMP runs underway for clinical supply IND-enabling tox studies nearing completion by 4Q15 Significant Progress From Pompe Master Cell Banking to GMP Manufacturing in < 2 Years While Maintaining High Levels of M6P and Proper Glycosylation Image from Satorius Stedim

# ATB200 + Chaperone Preclinical Proof-of-Concept

## Glycogen Clearance Correlates with Endocytic Vesicle Turnover in Skeletal Muscle of *Gaa* KO Mice[1]

**PAS-glycogen staining in Quadriceps**


PAS (20x)

| Untreated | Alglucosidase Alfa | ATB200+ AT2221 | Wild Type |
|---|---|---|---|

**LAMP1 Immunohistochemical staining in Soleus**


LAMP1 (40x)

| Untreated | Alglucosidase Alfa | ATB200+AT2221 | Wild Type |
|---|---|---|---|

[1]Following 2 doses of 20mg/kg Alglucosidase Alfa and ATB200 +/- AT2221 in Gaa KO mice, skeletal muscle evaluated for glycogen clearance and lysosomes. Treatment with ATB200 resulted in greater glycogen reduction and improved muscle physiology. Co-administration of ATB200 with AT2221 had an even greater impact on decreasing the muscle pathology associated with Pompe disease.

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Amicus Therapeutics

Proposed Pompe Clinical Development Plan Current Approved ERT Treatment Slide 18 Observational Study (ERT-Treated Patients) Next-Generation ERT Phase 1/2 Safety , PK, Activity Study (Naïve and ERT-Switch Patients) Long-Term Open-Label Extension Study Phase 3 Pivotal Study (Clinical Endpoints) (ERT-Switch Patients) Switch to Next-Generation ERT Long-Term Open-Label Extension Study 3Q15 4Q15 Mid-2016

Agenda 2Q15 corporate and program highlights Fabry market overview Pompe global strategy overview 2Q15 financial results and FY15 guidance Summary and upcoming milestones Q&A

2Q15 Financial Summary Financial Position June 30, 2015 Current Cash: $361.4M Net Proceeds from 2Q Offering $258.8M 2015 Net Cash Spend: $100-$110M Cash Runway: 2H17 Capitalization Shares Outstanding: 118,367,319 Cash Position Provides Runway Under Current Operating Plan Into 2H17

2Q15 Financial Results Slide 21 ($000s) June 30, 2015 June 30, 2014 Total Operating Expenses 26,943 14,741 Net Loss (27,133) (14,614) Net Loss Per Share (0.27) (0.22)

Agenda 2Q15 corporate and program highlights Fabry market overview Pompe global strategy overview 2Q15 financial results and FY15 guidance Summary and upcoming milestones Q&A

2H15 Anticipated Milestones Milestones Fabry Franchise 3Q15 Pre-NDA meeting with U.S. FDA 2H15 NDA Submission 2H15 Initiation of Phase 2 co-administration study Ongoing Internal Fabry ERT cell line development Milestones Next-Generation Pompe ERT 3Q15 Pre-IND and MHRA Meetings 3Q15 FPI in observational study in Pompe patients 3Q15 Pre-IND and MHRA Meetings 4Q15 Completion of IND-Tox Studies 4Q15 Phase 1/2 PK study initiation (ATB200 + chaperone)

2Q15 Corporate and Program Highlights and Financial Results August 5, 2015